May 21, 1997


Evanston Plaza Investors A Real Estate Limited Partnership ("Seller") c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Suite A-200
Bannockburn, Illinois  60015
Attention:  Ilona Adams

Near North National Title Corporation ("Escrow Agent")
222 North LaSalle Street
First Floor
Chicago, Illinois  60601
Attention:  Lou Cohen

     Re: Agreement of Sale dated March 18, 1997, as amended (the "Purchase Agreement"), between Seller and Crosstown Asset Corp. I ("Purchaser") for Evanston Plaza, Evanston, Illinois

Ladies and Gentlemen:

     Purchaser hereby terminates the Purchase Agreement pursuant to Section 7.1 thereof. Attached is the required Due Diligence Termination Notice. Escrow Agent is hereby directed to return the earnest money together with all interest accrued thereon to Purchaser in accordance with the attached wiring instructions.

                              Sincerely,

                              CROSSTOWN ASSET CORP. I, a
                              Delaware corporation

                              By:  /s/ Timothy Scott Clark
                              Name:  Timothy Scott Clark
                              Its:  AVP
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Page Two

cc:    The Balcor Company
       Bannockburn Lake Office Plaza
       2355 Waukegan Road
       Suite A-200
       Bannockburn, Illinois  60015
       Attention:  James Mendelson

       Katten Muchin & Zavis
       525 West Monroe Street
       Suite 1600
       Chicago, Illinois  60661-3693
       Attention:  Daniel J. Perlman, Esq.
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                       DUE DILIGENCE TERMINATION NOTICE

                                 May 21, 1997

     Crosstown Asset Corp. I, a Delaware corporation, as Purchaser under that certain Agreement of Sale dated March 18, 1997, as amended, providing for the sale of property located in Evanston, Illinois and known as Evanston Plaza has terminated the Agreement of Sale pursuant to Paragraph 7.1 thereof.

     The undersigned demands return of all earnest money deposited under the Agreement of Sale pursuant to its right therein.

                              CROSSTOWN ASSET CORP. I, a Delaware
                              corporation

                              By: /s/ Timothy Scott Clark
                              Name:  Timothy Scott Clark
                              Its:  AVP
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